               [LETTERHEAD OF GOVERNMENT OF CANADA APPEARS HERE]

                                                               Exhibit 10.19.8

                                                  WD Project No.: A-91-WD-0183
                                                                     Amendment

                                                  January 11, 1996

Mr. Ben Dulley
New Era Systems Services Ltd.
710 Esso Plaza East Tower
425 - 1st Street S.W.
Calgary, Alberta
T2P 3L8

Dear Mr. Dulley:

I wish to inform you that approval has been granted to further amend the Agreement for this project dated April 2, 1992 as amended June 22, 1992, December 14, 1992, September 13, 1993 and June 12, 1995.

This amendment replaces subsection 4.01(a) of our amended Agreement, acknowledges the change in ownership of New Era Systems Services Ltd., and adds Interlink Computer Sciences, Inc. as a joint Recipient to the Agreement as follows:

1.  Subsection 4.01(a) is amended:

From:  "The Recipient shall repay the contribution to the Minister as follows:

       (a)  $22,697 on June 30, 1996;

       (b) Seven (7) equal quarterly instalments of $22,400 each, due the last day of each quarter, commencing September 30, 1996;

       (c) Quarterly instalments of $25,600 each, due the last day of each quarter, commencing June 30, 1998 until the indebtedness is repaid in full;

                                                                  .../2

                                                WD Project No.:  A-91-WD-0183
                                                                    Amendment

       (d) Accelerated quarterly instalments equal to 4.5% of HARBOR product revenues that exceed $820,000 in the quarter ending one month prior to the payment date stated in (a) to (c) above. Each of these accelerated installment will be due and payable with the regular quarterly installments.

       (e)  The accelerated installments in each year will not exceed;

            (i)    $  8,100 in Canada's fiscal year ending March 31, 1997;

            (ii)   $ 54,000 in Canada's fiscal year ending March 31, 1998;

            (iii)  $109,050 in Canada's fiscal year ending March 31, 1999;

            (iv)   $175,200 in Canada's fiscal year ending March 31, 2000; and

            (v)    $255,750 in Canada's fiscal year ending March 31, 2001;

       (f) Any portion of the Contribution that shall remain unpaid at February 28, 2003 shall become due and payable on that date."

To:    "The Recipient shall repay the Contribution to the Minister as follows:

       (a)  $22,697 on June 30, 1996;

       (b) Seven (7) equal quarterly instalments of $22,400 each, due the last day of each quarter, commencing September 30, 1996;

       (c) Quarterly instalments of $25,600 each, due the last day of each quarter, commencing June 30, 1998 until the indebtedness is repaid in full;

                                                                      .../3

                                                 WD Project No.:  A-91-WD-0183
                                                                     Amendment

      (d) Accelerated quarterly instalments equal to 4.5% of HARBOR product revenues that exceed $820,000 in the quarter ending one month prior to the payment date stated in (a) to (c) above. Each of these accelerated instalments will be due and payable with the regular quarterly instalments.

      (e) Any portion of the Contribution that shall remain unpaid at February 28, 2003 shall become due and payable on that date."

2.  To acknowledge the change in ownership of New Era Systems Services Ltd.:

From:  HTS Holdings Ltd.                             31,975      13.66%
       Peter Gailer                                  17,323       7.40%
       David Benedict Dulley                         16,145       6.90%
       Others with (Less than) 5% (88 shareholders) 168,621      72.04%
                                                    -------     ------
                                                    234,064     100.00%
                                                    =======     ======

To:  Interlink Computer Sciences, Inc.              234,064     100.00%
                                                    =======     ======

3. Interlink Computer Sciences, Inc. is added as a joint Recipient to the Agreement by amended the first paragraph:

From: "In response to your proposal dated July 17, 1991, Her Majesty the Queen in right of Canada, as represented by the Minister of Western Economic Diversification ("the Minister") hereby offers to make a repayable contribution ("the Contribution") to New Era Systems Services Ltd. ("the Recipient"), upon the following terms and conditions:"

To: "In response to your proposal dated July 17, 1991, Her Majesty the Queen in right of Canada, as represented by the Minster of Western Economic Diversification ("the Minister") hereby offers to make a repayable contribution ("the Contribution") to New Era Systems Services Ltd. and Interlink Computer Sciences Inc. ("the Recipient" or "the Recipients"), upon the following terms and conditions:

                                                                      .../4

                                               WD Project No.:  A-91-WD-0183
                                                                   Amendment

        Interlink Computer Sciences Inc. hereby covenants with the Minister and New Era Systems Services Ltd. that it will, at all times, so long as the Agreement is in force, observe and perform all terms, conditions, covenants, obligations and undertakings as if it was an original party to the Agreement. This creates a joint and several liability upon Interlink Computer Sciences Inc. and New Era Systems Services Ltd.

        In this Agreement, the law of the Province of Alberta is to prevail."

All other terms and conditions of the amended Agreement remain in effect for the project duration.

Our agreement to this amendment does not signify that future requests for amendments of this type will be approved.

If you are in agreement with this Letter of Amendment, please have an authorized officer of New Era Systems Services Ltd. and Interlink Computer Sciences Inc. each sign the second copy of the amendment where indicated and return it to this office.

                                     Sincerely yours,

                                     [SIGNATURE APPEARS HERE]

                                     for Gary Webster



NEW ERA SYSTEMS SERVICES LTD. INTERLINK COMPUTER SCIENCES, INC.



- ---------------------------   -----------------------------
Signature                     Signature

                    (Seal)                          (Seal)

- ---------------------------   -----------------------------
Date                          Date